EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a/15d OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Beecher, certify that:

1.
I have reviewed this report on Form 10-K/A of Vaso Corporation and subsidiaries (the “registrant”);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Michael Beecher
Michael Beecher
Chief Financial Officer
Dated: May 12, 2020